                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                  June 3, 2005

                    AMERICA FIRST APARTMENT INVESTORS, INC.

             (Exact name of registrant as specified in its charter)

Maryland                                     000-49986

  47-0858301

(State of Formation)                    (Commission File Number)      (IRS Employer Identification Number)

    1004 Farnam Street, Suite 100

               Omaha, Nebraska

                         68102

(Address of principal executive offices)

               (Zip Code)

                                           (402) 444-1630

              (Registrants' telephone number, including area code)

                                        Not applicable

         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Contract

On June 3, 2005, America First Apartment Investors, Inc. (the 'Registrant') entered into a Sale and Purchase Agreement (the 'Purchase Agreement') by and between the Registrant and Wescott Reserve, LLC, a South Carolina limited liability company ('the Seller') under which the Registrant will acquire a 192-unit apartment complex in Summerville, South Carolina known as 'The Reserve at Wescott Plantation Apartments' (the 'Property') from the Seller.  The purchase price for the Property will be $16,774,000, of which $12,300,000 represents the assumption of the existing first mortgage loan on the Property.  The purchase of the Property under the Purchase Agreement is subject to numerous customary conditions including the satisfactory conclusion by the Registrant of its due diligence review of the Property.  The purchase of the Property is expected to close on or before September 18, 2005.

Concurrent with the execution of the Purchase Agreement, the Registrant entered into a Sale and Purchase Agreement by and between the Registrant and Vinings Wescott, LLC, a South Carolina limited liability company affiliated with the Seller.  This Sale and Purchase Agreement provides for the Registrant's acquisition of approximately 9.2 acres of land adjacent to the Property.  The purchase price for the land will be $576,000, and such transaction will close contemporaneously with the closing of the purchase of the Property.

There are no material relationships between the Registrant and the Seller or Vinings Wescott, LLC.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

(10)      Sale and Purchase Agreement dated June 3, 2005, by and between the Registrant              and Wescott Reserve, LLC, a South Carolina limited liability company.

(10.1)    Sale and Purchase Agreement dated June 3, 2005, by and between the Registrant              and Vinings Wescott, LLC, a South Carolina limited liability company.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AMERICA FIRST APARTMENT INVESTORS, INC.

By   /s/ John H. Cassidy

                          John H. Cassidy, President and Chief Executive Officer

Dated:  June 8, 2005

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